UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): APRIL 8, 2008 (APRIL 7, 2008)

                            AUSSIE SOLES GROUP INC.
            (Exact name of registrant as specified in its charter)

                                     NEVADA
        (State or other jurisdiction of incorporation or organization)

                        Commission File No. 333-139773

                                    PENDING
                    (I.R.S. Employer Identification Number)

                  RM0933, 9/F., BLOCK C, HARBOURFRONT HORIZON
                         HUNG HOM BAY, 8 HUNG LUEN ROAD
                               KOWLOON, HONG KONG
              (Address of principal executive offices) (Zip Code)

                                 852-6622-3666
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On April 7, 2008, the Board of Directors of Aussie Soles Group Inc. (the "Company") appointed Craig Taplin as President and CEO of the Company, and a director on the Company's Board of Directors, effective as of April 7, 2008. Mr. Taplin replaces Mr. Albert Au, who served as President and CEO since the company's inception in August 2005. Mr. Au will continue to serve as a director on the Company's Board of Directors.

     Mr. Taplin is the founder and CEO of Aussie Soles International LLC, which the Company acquired in February 2008 in order to acquire the rights to the intellectual property.

     The terms of Mr. Taplin's compensation and employment are still being determined.

     The Company announced Mr. Taplin's appointment by press release on April 7, 2008, a copy of which is attached hereto as Exhibit 99.1.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(a)   Not applicable.
(b)   Not applicable.
(c)   Not applicable.
(d)   Exhibits:

 EXHIBIT NO. DESCRIPTION
----------------------------------------------------------------------
 99.1        Press Release of K-9 Concepts, Inc. dated April 7, 2008.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


 Date:  April 8, 2008 K-9 CONCEPTS, INC.

                      By: /s/  Craig Taplin
                          Craig Taplin
                          President and Chief Executive Officer

                               INDEX TO EXHIBITS

 EXHIBIT NO. DESCRIPTION
----------------------------------------------------------------------
 99.1        Press Release of K-9 Concepts, Inc. dated April 7, 2008.